41st Annual J.P. Morgan Healthcare Conference © 2023 Lantheus. All rights reserved. January 11, 2023 Exhibit 99.1

Safe Harbor Statements © 2023 Lantheus. All rights reserved. Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by their use of terms such as “anticipate,” “believe,” “confident,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “introduce,” “may,” “momentum,” “plan,” “predict,” “progress,” “project,” “promising,” “target,” “will,” “would” and other similar terms. Such forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements include: (i) our ability to continue to grow PYLARIFY as a commercial product, including (A) our ability to obtain FDA approval for additional positron emission tomography (“PET”) manufacturing facilities (“PMFs”) to manufacture PYLARIFY, (B) the ability of PMFs to manufacture PYLARIFY to meet product demand, (C) our ability to sell PYLARIFY to customers, (D) our ability to obtain and maintain adequate coding, coverage and payment for PYLARIFY, and (E) our ability to establish PYLARIFY as a leading PSMA PET imaging agent in an increasingly competitive environment in which other PSMA PET imaging agents have been approved and additional ones are in development; (ii) continued market expansion and penetration for our established commercial products, particularly DEFINITY, in the face of segment competition and potential generic competition, including as a result of patent and regulatory exclusivity expirations and challenges; (iii) the global Molybdenum-99 (“Mo-99”) supply; (iv) our ability to have third party manufacturers manufacture our products and our ability to manufacture DEFINITY in our in-house manufacturing facility; (v) our ability to successfully launch PYLARIFY AI as a commercial product; (vi) the continuing impact of the global COVID-19 pandemic on our business, supply chain, financial conditions and prospects; (vii) the efforts and timing for clinical development and regulatory approval of our product candidates and new clinical applications and territories for our products, in each case, that we may develop, including 1095 and NM-01, or that our strategic partners may develop, including piflufolastat F 18 in Europe and flurpiridaz fluorine-18 (“F 18”); (viii) our strategies, future prospects, and our projected growth, including revenue related to our collaboration agreements with POINT Biopharma; (ix) our ability to identify and acquire or in-license additional diagnostic and therapeutic product opportunities in oncology and other strategic areas; and (x) the risk and uncertainties discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q). All trademarks, logos and service marks on this page are the property of their respective owners. Non-GAAP Financial Measures The Company uses non-GAAP financial measures, such as adjusted net income and its line components; adjusted net income per share - fully diluted; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. However, these measures may exclude items that may be highly variable, difficult to predict and of a size that could have a substantial impact on the Company’s reported results of operations for a particular period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Lantheus – A Growth Company Continue to advance our purpose to FIND. FIGHT. FOLLOW. disease to deliver better patient outcomes FOUNDED: 1956     |     $800M TTM Revenues1    |     25% 5-Year Revenue CAGR1    |     TICKER: LNTH  Delivering life-changing science to patients and providers, going further to improve outcomes and lives. #1 Ultrasound Enhancing Agent  used in the U.S. for almost 20 years2 65 years of radiopharmaceutical expertise, including development, manufacturing, and commercialization #1 PSMA PET Imaging Agent with Sustainable Competitive Advantages SUSTAIN double-digit growth DIVERSIFY our portfolio POSITION Lantheus as a category leader Executing On Our Strategy to: Leader in radiopharmaceuticals Trailing 12-month revenues ending 3Q 2022. 5-year revenue CAGR ending 3Q 2022. DRG Echo Monthly Monitor. © 2023 Lantheus. All rights reserved.

© 2023 Lantheus. All rights reserved. Precision Diagnostics Our leading diagnostic products assist healthcare professionals (HCPs) in Finding and Following diseases with a current focus in cardiology Radiopharmaceutical Oncology Diagnostics and therapeutics that aid HCPs in Finding, Fighting and Following cancer Strategic Partnerships and Other Strategic Partnerships with a focus on enabling precision medicine with biomarkers, digital solutions and pharma services platforms

Uniquely Positioned to Take Advantage of the Renaissance in Radiopharmaceuticals Source: MEDraysintell 2022 Nuclear Medicine Report 1 Number of assets in preclinical – Phase 3 development, increase vs. 2019. © 2023 Lantheus. All rights reserved. For Internal Use Only. Radiopharmaceuticals (Diagnostic and Therapeutic) Undergoing > 350 Clinical Trials RADIOPHARMACEUTICAL THERAPIES IN DEVELOPMENT1 Isotope Actinium 225 Lutetium 177 Iodine 131 PET RADIOPHARMACEUTICAL DIAGNOSTICS IN DEVELOPMENT1 Global Radiopharmaceutical Market USD Billions 18.6% CAGR 10 YEAR LANTHEUS: Poised to take Advantage of the Renaissance in Radiopharmaceuticals RECOGNIZED LEADER in radiopharmaceuticals CAPABILITIES TO DRIVE INNOVATION right experience & know- how to capture the opportunity UNIQUELY POSITIONED to launch new radiopharmaceutical products 6 # Assets 20 58 16 Isotope Fluorine 18 Gallium 68 Copper 64 Therapeutics Diagnostics D vs. ‘19 +25% +38% +23% # Assets 115 89 41 D vs. ‘19 +12% +45% +28%

Near-Term Growth Drivers

Prostate Specific Membrane Antigen (PSMA) PET Imaging Agent for Prostate Cancer Firmly established as the market leading PSMA PET imaging agent for the U.S. prostate cancer community 90K+ scans $410.2M Net Sales Launched June 2021 Drivers of Success Operational Excellence Innovation Significant unmet need © 2023 Lantheus. All rights reserved. © 2023 Lantheus. All rights reserved. Since Launch through 3Q 2022

Prostate Cancer is the 2nd Most Common Cancer in American Men[1]

2023 Prostate Cancer Estimates

~279K new cases[2]

~34.5K deaths[1]

1:8
Diagnosed with prostate cancer during his lifetime[1]

Up to 50%
will experience a recurrence[3]

3.2M+
Are living with prostate cancer today[1]

~1:41
Will die of prostate cancer[1]

60%
65 or older
demographic trends key factor in expected growth[1]

1. American Cancer Society. Cancer Facts & Figures 2022. American Cancer Society; Atlanta, Ga. 2022.
2. American Cancer Society. Cancer Facts & Figures 2022. American Cancer Society; Atlanta, Ga. 2022. LNTH market research projection for 2023.
3. Farolfi & Ceci. ^{68}Ga-PSMA-11 PET/CT in prostate cancer patients with biochemical recurrence after radical prostatectomy and PSA <0.5 ng/ml. Efficacy and impact on treatment strategy. European Journal of Nuclear Medicine and Molecular Imaging https://doi.org/10.1007/s00259-018-4066-4 (Published online 15 June 2018).

LANTHEUS
© 2023 Lantheus. All rights reserved.
8

~$1.6B U.S. PSMA PET Imaging TAM

Estimate +2-3% annual growth due to increasing incidence / prevalence[5]

2023 Annual Scan Potential Estimates

~350K
ANNUAL SCANS

~$1.6B+
MARKET POTENTIAL[4]


~125K
Scans
~195K
Scans
~30K
Scans

INITIAL STAGING FOR SUSPECTED METASTASES[1]
~125K Patients staged with **Intermediate Unfavorable, High or Very High Risk** Prostate cancer
(~125K potential scans)

SUSPECTED RECURRENCE[2]
~110K Patients with **Biochemical Recurrence** of Prostate Cancer
(~195K potential scans)

PSMA-TARGETED RADIOLIGAND THERAPY[3]
~20k Patients with 3L mCRPC
(~30K potential scans)

1. Market research interviews, survey, and analysis, Wenzel 2021 Prostate, Nezolosky 2018 J. Clin. Oncol., Agrawal 2020 JAMA.
2. Scher HI, Solo K, Valant J, Todd MB, Mehra M. 2015. Prevalence of Prostate Cancer Clinical States and Mortality in the United States: Estimates Using a Dynamic Progression Model. PloS one 10: e0139440. Based on: CDC.gov, SEER Database, NCCN.org and Axiom Primary and Secondary Market Research and Analysis, validated by Bohm Epidemiology 2020.
3. 3L treatment of adult patients with PSMA-positive mCRPC who have already been treated with other anticancer treatments (androgen receptor pathway inhibition and taxane-based chemotherapy).
4. Addressable market based on: current management estimates, internal data and observed market price.
5. Lantheus market research and analysis with ordering physicians, NCCN, ACS, UpToDate, SEER.

LANTHEUS

© 2023 Lantheus. All rights reserved.

9

2022 Net Sales through 3Q $181.4M 21M+ echo studies have been performed with DEFINITY Launched 2001 Clinical Differentiation Distribution Model Supporting Data & Publications Market Leading Ultrasound Enhancing Agent © 2023 Lantheus. All rights reserved. Drivers of Success

Heart Disease is the #1 Cause of Death in the U.S.[1]
100M+ Impacted in the U.S.[2]

2022

Heart Disease Estimates (U.S.)

20M Adults
WITH CAD[1,3]

~875K
DEATHS[3]

Every 40 seconds

on average, someone in the U.S. will have a myocardial infarction[1]

214.6 per 100,000
the age adjusted U.S. death rate attributable to CVD[3]

2 in 10 deaths
from CAD happen in adults less than 65 years old[3]

1. 2022 Heart Disease and Stroke Statistics Update Fact Sheet.
2. Between 2015 and 2018; 2022 Heart Disease and Stroke Statistics Update fact sheet.
3. Heart Disease and Stroke Statistics – 2022: A Report From the American Heart Association. Circulation. 2022;145(8): e153-e 639.

LANTHEUS
© 2023 Lantheus. All rights reserved.
11

U.S. Ultrasound Enhancing Agent (UEA) TAM is $600M+[1]

U.S. Echo Market
# of Annual Scans

U.S. UEA Market ($M)



U.S. total addressable market (TAM)
Current U.S. UEA Market Size
U.S. DEFINITY Sales
25M-32M Echoes performed in the U.S. annually[2]
20%-30% or 5M-10M are considered suboptimal[3]
$600M+ U.S. TAM
DEFINITY
#1 UEA in the U.S.
~$280M[4]
Existing Market

1. U.S. market; Internal Lantheus estimate.
2. Source: AMR, Echocardiography Monthly Monitor and Real World Data; Kurt M et al. Journal of the American College of Cardiology, March 2009; Senior R et al., The European Society of Cardiology, 2006. ©2020 Millennium Research Group, Inc. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission.
3. 20%-30% of echocardiograms result in sub-optimal images. Sources: i. Kurt M et al. Impact of contrast echocardiography on evaluation of ventricular function and clinical management in a large prospective cohort. Journal of the American College of Cardiology, Vol 53, No 9, March 2009, 802-810; ii. Platts DG and Fraser JF. Contrast echocardiography in critical care: echoes of the future? A review of the role of microsphere contrast echocardiography. Critical Care and Resuscitation, Vol 12, No 1, March 2011, 44-55; iii. Senior R et al. Clinical benefits of contrast-enhanced echocardiography during rest and stress examinations. The European Society of Cardiology 6, Suppl. 2, 2005, S6-S13.
4. Internal Lantheus estimate.

LANTHEUS
© 2023 Lantheus. All rights reserved.
12

Sustaining Double Digit Growth

Lantheus Product Pipeline

	Candidate	Target	Isotope	Indication / Disease Area	Pre-Clinical	Phase I	Phase II	Phase III	Reg. Filling
	MICROBUBBLE								
	DEFINITY	N/A	N/A	Pediatric Echocardiography					
	RADIOPHARMACEUTICALS								
Prostate Cancer	PYLARIFY (1)	PSMA	^{18}F	Prostate Cancer (Europe)					
Prostate Cancer	PNT-2002	PSMA	^{177}Lu	Metastatic Prostate Cancer					
Prostate Cancer	LNTH-1095	PSMA	^{131}I	Metastatic Prostate Cancer					
Prostate Cancer	LNTH-1404 (2)	PSMA	^{99m}Tc	Prostate Cancer					
Prostate Cancer	PSMA-TAC (3)	PSMA	^{225}Ac	Prostate Cancer					
Prostate Cancer	LNTH-1558	PSMA	TBD	Prostate Cancer					
Neuro-Endocrine Tumors	AZEDRA	NE Transp.	^{131}I	Neuroblastoma					
Neuro-Endocrine Tumors	PNT-2003	SSTR2	^{177}Lu	GEP-NETs					
Tumor micro-environment	NM-01	PD-L1	^{99m}Tc	PD-L1 expression (biomarker)					
Tumor micro-environment	NTI-1309	FAP	^{64}Cu	Tumor / Fibrosis assessment (biomarker)					
Cardiology	Flurpiridaz (4)	MC-1	^{18}F	Myocardial Perfusion					

Diagnostic | Therapeutic

1. Out-Licensed to Curium for Europe.
2. Out-Licensed to Rotop Pharmaka GmbH.
3. Out-Licensed to Bayer Pharmaceuticals.
4. Out-Licensed to GE Healthcare.

PSMA: Prostate specific membrane antigen
NE Transp.: Norepinephrine transporter
SSTR2: Somatostatin receptor 2
GEP-NETs: Gastroenteropancreatic neuroendocrine tumors
PD-L1: Programmed death-ligand 1
FAP: Fibroblast activation protein
MC-1: Mitochondrial complex 1

LANTHEUS

© 2023 Lantheus. All rights reserved.

14

Radiopharmaceutical Portfolio Expands with Late-stage Therapeutic Candidates (1/2)

PNT2002
(Licensed from POINT, December 2022)

~$3.5B
TAM[1] (U.S.)

^{177}Lu-based PSMA-targeted radiopharmaceutical therapy in development to treat metastatic castration-resistant prostate cancer (mCRPC)

Combines a PSMA-targeted ligand, PSMA-I&T, with the beta-emitting radioisotope lutetium-177 (^{177}Lu)

Phase 3 SPLASH Trial for mCRPC Ongoing

Data from 27 patients enrolled in Lead-In cohort presented at ESMO 2022:

- 84.8% of individuals imaged with PSMA-PET met PSMA eligibility criteria
- Median rPFS was 11.5 months, longer than statistical assumptions of the protocol
- Reduction of ≥ 50% of PSA baseline PSA (PSA50 response) was achieved in 42% of patients
- Well tolerated with no treatment-related deaths and few treatment-related AEs of grade 3 or higher

70K+ men eligible for mCRPC treatment every year in the U.S.

1. Projected TAM in 2029 based on management estimates and internal data.

LANTHEUS
© 2023 Lantheus. All rights reserved.
15

Radiopharmaceutical Portfolio Expands with Late-stage Therapeutic Candidates (2/2)

PNT2003

(Licensed from POINT, December 2022)

~$800M

TAM[1] (U.S.)

Somatostatin receptor (SSTR) targeted radioligand therapy with non-carrier added ^{177}Lu in development to treat SSTR-positive gastroenteropancreatic neuroendocrine tumors (GEP-NETs)

- Uses the SSTR-targeted DOTA-TATE ligand, also utilized in currently approved radiopharmaceutical product for the GEP-NETs indication
- SSTRs seen as ideal targets for GEP-NET and certain other NETs therapy
- Somatostatin analogs have been developed with anti-secretory and anti-proliferative effects for NET therapy
- Randomized clinical trials with somatostatin analogs have demonstrated efficacy

18K GEP-NET patients in the U.S.

1. Projected TAM in 2027 based on management estimates and GlobalData Neuroendocrine Tumors Global Drug Forecast and Market Analysis to 2030, published Sept 2021.

LANTHEUS

© 2023 Lantheus. All rights reserved.

16

Strong Financial Profile Enables Investment Strategy

Disciplined Strategic and Financial Approach to Growth Enabling an Attractive & Sustainable Financial Profile Revenue growth Margin expansion FCF generation Flexible balance sheet Delivering on Our Strategy Sustain double-digit growth Diversify our portfolio Position Lantheus as a category leader Continuing to Execute Invest in strategically aligned organic and inorganic assets Integrate and deliver on value creation drivers Create shareholder value

5-year Financial Targets FCF = Free Cash Flow = Operating Cash Flow less Capital Expenditures; 2022-2027 cumulative estimate. Delivering Profitable Growth Delivering levered P&L Disciplined investment to support growth and efficiencies 45%+ EBITDA MARGIN Strong cash and earnings growth Prioritized capital expenditures CUMULATIVE FCF $1.5B+1 Favorable volume and product mix Managing for profitability 70%+ GROSS MARGIN © 2023 Lantheus. All rights reserved.

Summary

Lantheus – A Growth Company © 2023 Lantheus. All rights reserved. Continue to advance our purpose to FIND. FIGHT. FOLLOW. disease to deliver better patient outcomes Proven Track  Record of Success 65 years of radiopharmaceutical expertise #1 PSMA PET Imaging Agent with Sustainable Competitive Advantages #1 Ultrasound Enhancing Agent used in the U.S. for almost 20 years1 Clear Strategy to Create Shareholder Value SUSTAIN double-digit growth DIVERSIFY our portfolio POSITION Lantheus as a category leader Disciplined capital allocation strategy Enabling an Attractive & Sustainable Financial Profile Managing and Investing for Long-term Growth, Profitability & Cash Flow Generation Rigorous Business Development Process and Focus on Value Creation

Appendix

Proven Management Team with Deep Industry Expertise Seasoned and Experienced with a Strong Track Record of Value Creation Mary Anne Heino President and Chief Executive Officer 2013 Previously: Janssen, Centocor, Inc, Angleini, Labopharm Daniel Niedzwiecki SVP – General Counsel and Corporate Secretary 2013 Previously: Weil, Gotshal & Manges, Palmer & Dodge Jean-Claude Provost, M.D. Chief Medical Officer 2022 Previously: Theranostics Consulting, GE Healthcare, Pfizer, Bayer, Merck-Serono Etienne Montagut Chief Business Officer 2018 Previously: GE Healthcare, Ipsen Paul Blanchfield Chief Operating Officer 2020 Previously: Takeda, Shire, McKinsey & Company Robert Marshall Chief Financial Officer and Treasurer 2018 Previously: Zimmerbiomet, Brown and Williamson Tobacco

Prostate Cancer Patients May Undergo Imaging Several Times During Their Disease Journey



Annual Incidence
Recurrent Disease (RD)
1-3 MONTHS
Illustrative Pt. with Local OR Locoregional Disease
Screening (PSA +/- DRE)
Initial Evaluation for Prostate Biopsy
PCa Negative
PCa Positive
Initial Staging
Intermediate Unfavorable, High or Very High Risk
~125K Patients1
Active Surveillance (low risk)
Active Treatment (medium/high risk)
1-10 YEARS
Definitive Treatment +/- ADT
Monitoring for disease progression
BCR
Establish presence of metastatic disease
~110K Patients2
Treatment for non-metastatic disease
Treatment for oligo-metastatic disease
Treatment for metastatic disease
Response evaluation without imaging
Response evaluation with imaging
3-5 YEARS
Monitoring for disease progression
Recurrence
Establish presence of metastatic disease
~30K Patients2
Treatment for non-metastatic disease
Treatment for oligo-metastatic disease
Treatment for metastatic disease
Response evaluation without imaging
Response evaluation with imaging
Radioligand Therapy
3L mCRPC
~20K Patients3

Estimated 2-3% annual growth due to increasing incidence / prevalence[4]

1. Market research interviews, survey, and analysis, Wenzel 2021 Prostate, Nezolosky 2018 J. Clin. Oncol., Agrawal 2020 JAMA.
2. Scher HI, Solo K, Valant J, Todd MB, Mehra M. 2015. Prevalence of Prostate Cancer Clinical States and Mortality in the United States: Estimates Using a Dynamic Progression Model. PloS one 10: e0139440. Based on: CDC.gov, SEER Database, NCCN.org and Axiom Primary and Secondary Market Research and Analysis, validated by Bohm Epidemiology 2020.
3. Global Data 3rd line treatment for metastatic castration-resistant prostate cancer ("mCRPC"), Lantheus primary market research informing imaging procedures performed during radioligand treatment.
4. Lantheus market research and analysis with ordering physicians, NCCN, ACS, UpToDate, SEER.

LANTHEUS

© 2023 Lantheus. All rights reserved.

24